                               AMENDMENT NO. 22 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of Institutional Class shares of AIM Energy Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
       AIM Advantage Health Sciences Fund -                    Class A
                                                               Class C

       AIM Multi-Sector Fund -                                 Class A
                                                               Class C
                                                               Institutional Class

AIM EQUITY FUNDS
       AIM Aggressive Growth Fund -                            Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Blue Chip Fund -                                    Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Capital Development Fund -                          Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Charter Fund -                                      Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Constellation Fund -                                Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Diversified Dividend Fund -                         Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Large Cap Basic Value Fund -                        Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Large Cap Growth Fund -                             Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Mid Cap Growth Fund -                               Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Select Basic Value Fund -                           Class A
                                                               Class C

       AIM Weingarten Fund -                                   Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM FUNDS GROUP
       AIM Basic Balanced Fund -                               Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM European Small Company Fund -                       Class A
                                                               Class C

       AIM Global Value Fund -                                 Class A
                                                               Class C
                                                               Institutional Class

       AIM International Small Company Fund -                  Class A
                                                               Class C
                                                               Institutional Class

       AIM Mid Cap Basic Value Fund -                          Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Premier Equity Fund -                               Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Select Equity Fund -                                Class A
                                                               Class C

       AIM Small Cap Equity Fund -                             Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM GROWTH SERIES
       AIM Basic Value Fund -                                  Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Conservative Allocation Fund -                      Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Global Equity Fund -                                Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Growth Allocation Fund -                            Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Income Allocation Fund -                            Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM International Allocation Fund -                     Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Mid Cap Core Equity Fund -                          Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Moderate Allocation Fund -                          Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Moderate Growth Allocation Fund -                   Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Moderately Conservative Allocation Fund -           Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Small Cap Growth Fund -                             Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
       AIM Asia Pacific Growth Fund -                          Class A
                                                               Class C

       AIM European Growth Fund -                              Class A
                                                               Class C
                                                               Class R
                                                               Investor Class

       AIM Global Aggressive Growth Fund -                     Class A
                                                               Class C

       AIM Global Growth Fund -                                Class A
                                                               Class C

       AIM International Core Equity Fund -                    Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM International Growth Fund -                         Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM INVESTMENT FUNDS
       AIM Developing Markets Fund -                           Class A
                                                               Class C
                                                               Institutional Class

       AIM Global Health Care Fund -                           Class A
                                                               Class C
                                                               Investor Class

       AIM Trimark Endeavor Fund -                             Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Trimark Fund -                                      Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Trimark Small Companies Fund -                      Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM INVESTMENT SECURITIES FUNDS
       AIM Global Real Estate Fund  -                          Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM High Yield Fund -                                   Class A
                                                               Class C
                                                               Institutional Class
                                                               Investor Class

       AIM Income Fund -                                       Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Intermediate Government Fund -                      Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Limited Maturity Treasury Fund -                    Class A
                                                               Class A3
                                                               Institutional Class

       AIM Money Market Fund -                                 AIM Cash Reserve Shares
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Municipal Bond Fund -                               Class A
                                                               Class C
                                                               Investor Class

       AIM Real Estate Fund -                                  Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Short Term Bond Fund -                              Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

       AIM Total Return Bond Fund -                            Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class

AIM SECTOR FUNDS
       AIM Energy Fund -                                       Class A
                                                               Class C
                                                               Institutional Class
                                                               Investor Class

       AIM Financial Services Fund -                           Class A
                                                               Class C
                                                               Investor Class

       AIM Gold & Precious Metals Fund -                       Class A
                                                               Class C
                                                               Investor Class

       AIM Leisure Fund -                                      Class A
                                                               Class C
                                                               Class R
                                                               Investor Class

       AIM Technology Fund -                                   Class A
                                                               Class C
                                                               Institutional Class
                                                               Investor Class

       AIM Utilities Fund -                                    Class A
                                                               Class C
                                                               Institutional Class
                                                               Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
       AIM Opportunities I Fund -                              Class A
                                                               Class C

       AIM Opportunities II Fund -                             Class A
                                                               Class C

       AIM Opportunities III Fund -                            Class A
                                                               Class C

AIM STOCK FUNDS
       AIM Dynamics Fund -                                     Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM Small Company Growth Fund -                         Class A
                                                               Class C
                                                               Class R
                                                               Institutional Class
                                                               Investor Class

       AIM S&P 500 Index Fund -                                Institutional Class
                                                               Investor Class

AIM SUMMIT FUND                                                Class A
                                                               Class C

AIM TAX-EXEMPT FUNDS
       AIM High Income Municipal Fund -                        Class A
                                                               Class C

       AIM Tax-Exempt Cash Fund -                              Class A
                                                               Investor Class

       AIM Tax-Free Intermediate Fund -                        Class A
                                                               Class A3
                                                               Institutional Class

AIM TREASURER'S SERIES TRUST
       Premier Portfolio                                       Investor Class
       Premier Tax-Exempt Portfolio                            Investor Class
       Premier U.S. Government Money Portfolio                 Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  January 31, 2006

                                  EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                  By: __________________________________
                                            Robert H. Graham
                                            President

                                  A I M DISTRIBUTORS, INC.

                                  By: _________________________________
                                            Gene L. Needles
                                            President